UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 30, 2010

EXCELLENCY INVESTMENT REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27841	20-8635424
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

270 Laurel Street, A15, Hartford, CT (Address of principal executive offices)		06105 (Zip code)

Registrant’s telephone number, including area code: (860) 728-1959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events considered to be of importance to security holders

On December 29, 2010, the Company was presented with a collection demand letter (copy attached) received from David Mladen.  The total amount due under Mr. Mladen’s note including accrued interest through February 28, 2011 is $1,894,900.40.  As of the date of this filing, the Company does not have sufficient liquidity to pay this amount.  We are reviewing options available to us at this time.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Letter from David Mladen
99.2	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Excellency Investment Realty Trust, Inc.

January 6, 2011	By:	/s/ Gorica Adduci-Mladen
Gorica Adduci-Mladen
President